Reconciliation of Beginning and Ending Amount Related to Unrecognized Tax Benefits (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Reconciliation of the beginning and ending amount related to unrecognized tax benefits
Unrecognized tax benefits at January 1	$ 1,980	$ 1,076
Gross increase to current period tax positions	9,227	904
Gross decrease to prior period tax positions	(696)	0
Unrecognized tax benefits at December 31	$ 10,511	$ 1,980